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                                                                  EXHIBIT 10.18


                                        [GE Capital LETTERHEAD]
---------------------------------------------------------------


February 26, 1998


Krause's Furniture, Inc.
200 N. Berry St.
Brea, CA 92821


Gentlemen:

Reference is made to that certain Supplemental Securities Purchase Agreement (the "Purchase Agreement"), dated as of August 14, 1997, by and among Krause's Furniture, Inc. ("Borrower"), and General Electric Capital Corporation ("GECC"). Capitalized terms used herein that are not defined herein shall have the meaning assigned to such terms in the Purchase Agreement.

GECC hereby waives with respect to requirements for fiscal year ended February 1, 1998, compliance by the Borrower with the following:

1. Covenant contained in Section 6.2b of the Purchase Agreement requiring Borrower to maintain ratio of Consolidated Total Indebtedness to Consolidated Net Worth no greater than 1.92 for the fiscal year ending February 1, 1998;

2. Covenant contained in Section 6.2c of the Purchase Agreement requiring Borrower to maintain Fixed Charge Ratio no less than .80 for the fiscal year ending February 1, 1998; and

3. Covenant contained in Section 6.2d of the Purchase Agreement requiring Borrower not to exceed $3,500,000 in Capital Expenditure for the fiscal year ending February 1, 1998.

Except as specifically provided herein, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

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Notwithstanding anything in this letter to the contrary, no waiver of any default under breach of any provision of the Purchase Agreement shall be deemed to be a waiver of any other subsequent similar or different default under or breach of such or any other provision of the Purchase Agreement or of any election of remedies available in connection with any of the foregoing.

Kindly confirm your acceptance of the terms hereof by signing and returning a copy of this letter to the undersigned.


Very truly yours,


GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/ George Harshbarger, Jr.
    ----------------------------------

Title: Department Operations Manager
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Accepted as of the date first set forth above:

KRAUSE'S FURNITURE, INC.


By: /s/ Robert A. Burton
    -----------------------------------

Title: Senior Vice President  CFO
       --------------------------------